UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2023

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188

(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01	MET	New York Stock Exchange

Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On February 15, 2023, MetLife, Inc. issued a news release announcing the declaration of (i) a semi-annual dividend of $29.375 per share on MetLife, Inc.’s 5.875% fixed-to-floating rate non-cumulative preferred stock, Series D, $1,000 liquidation preference per share; (ii) a quarterly dividend of $351.5625 per share on MetLife, Inc.’s 5.625% non-cumulative preferred stock, Series E, $25,000 liquidation preference per share, which is $0.3515625 per depositary share, each representing a 1/1,000th interest in a share of Series E Preferred Stock; (iii) a quarterly dividend of $296.875 per share on MetLife, Inc.’s 4.75% non-cumulative preferred stock, Series F, $25,000 liquidation preference per share, which is $0.296875 per depositary share, each representing a 1/1,000th interest in a share of Series F Preferred Stock; (iv) a semi-annual dividend of $19.250 per share on MetLife, Inc.’s 3.850% fixed rate reset non-cumulative preferred stock, Series G, $1,000 liquidation preference per share; and (v) a quarterly dividend of $0.36056250 per share on MetLife, Inc.’s floating rate non-cumulative preferred stock, Series A, $25 liquidation preference per share, subject to final confirmation that it has met the financial tests specified in the Series A preferred stock certificate of designations. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	MetLife, Inc. news release dated February 15, 2023, announcing the declaration of a semi-annual dividend on its 5.875% fixed-to-floating rate non-cumulative preferred stock, Series D; a quarterly dividend on its 5.625% non-cumulative preferred stock, Series E; a quarterly dividend on its 4.75% non-cumulative preferred stock, Series F; a semi-annual dividend on its 3.850% fixed rate reset non-cumulative preferred stock, Series G; and a quarterly dividend on its floating rate non-cumulative preferred stock, Series A, subject to final confirmation that it has met the financial tests specified in the Series A preferred stock certificate of designations.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: February 15, 2023